Summary Prospectus

Aberdeen Global Select Opportunities Fund Inc.

(formerly known as Artio Select Opportunities Fund Inc.)

March 1, 2013, as amended and restated on June 21, 2013

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/aam.nsf/usRetail/literatureEquity. You can also get this information at no cost by e-mailing a request to Investor.Services.US@Aberdeen-Asset.com, calling 800-387-6977 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2013, as amended June 21, 2013, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2012, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: BJGQX  Class I: JGEIX

Objective

The investment objective of the Aberdeen Global Select Opportunities Fund Inc. is to maximize total return, principally through capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you may pay each year as a percentage of the value of your investment)	Class A		Class I
Management Fees	0.90%		0.90%
Distribution and/or Service (12b-1) Fees	0.25%		0.00%
Other Expenses	1.02%		0.94%
Acquired Fund Fees and Expenses	0.02%		0.02%
Total Annual Fund Operating Expenses[1]	2.19%		1.86%
Fee Waiver/Expense Reimbursement	(0.77	) %	(0.69	) %
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[2]	1.42%		1.17%

1Total Annual Fund Operating Expenses shown in table above may not correspond to the ratio of net expenses to average net assets in the "Financial Highlights" section of this Prospectus to the extent that Acquired Fund Fees and Expenses are included in the table above.

2The Adviser has contractually agreed to reimburse certain expenses of the Fund through February 28, 2014 (the "Expense Limitation"). Net operating expenses of the Fund, based on the average daily net assets are limited to 1.40% for Class A shares and 1.15% for Class I shares. Acquired Fund Fees and Expenses are not included in net operating expenses. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. The Expense Limitation may only be terminated by the Board of Directors of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$145	$611	$1,104	$2,463
Class I	$119	$518	$942	$2,123

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 182% of the average value of its portfolio.

Principal Strategies

The Fund invests primarily in a diversified portfolio of equity securities issued by U.S. and non-U.S. companies including those in developed and emerging markets.

  Aberdeen Global Select Opportunities Fund Inc: Summary Prospectus as of March 1, 2013, as amended and restated on June 21, 2013  01

Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities of global issuers. The Fund will provide shareholders with at least 60 days' notice prior to any changes in this policy.

Under normal market conditions, the Fund will invest significantly (at least 40%–unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the U.S. or doing a substantial amount of business outside the U.S. Under normal conditions, the Fund invests in securities from at least three different countries.

The Fund may invest without limit in emerging market securities.

The Fund may invest in securities of any market capitalization.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Fund's investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company relative to its market price and the valuations of similar companies. The investment team seeks to value the company both in absolute and relative terms looking at a range of common data, for example, PEG/PEs, dividend yields, and net asset value. Which metric(s) is most relevant depends on the type of business the investment team is researching and, equally, where the business is in the economic cycle. The investment team may sell a security when they perceive that a company's business direction or growth prospects have changed or the company's valuations are no longer attractive.

Principal Risks

Global economies and securities markets can and have experienced volatility which has increased the risks associated with an investment in the Fund. Investments in the Fund carry risk and there is no guarantee that the Fund's investment objective will be achieved. You could lose money by investing in the Fund. The principal risks of investing that could adversely impact the Fund are:

•  Stock Market Risk: The Fund may invest in equity securities that lose value because of declines in the stock market and may be adversely affected by market conditions and factors related to a particular company or industry. Companies in developing industries tend to be more vulnerable to adverse developments.

•  Foreign Investment Risk: The Fund may invest in foreign securities which lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. As a result, the Fund's returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund may generally have more exposure to regional economic risks associated with foreign investments.

•  Emerging Market Risk: The Fund may invest without limit in emerging market securities. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets, and are subject to greater social, political and economic uncertainties, higher levels of inflation and currency devaluation and settlement and operational risks, including risks related to foreign securities custody. Investments in emerging market countries are subject to the risk of expropriation or nationalization of private industry. Expropriation of an issuer's assets whose securities are held in the Fund would result in a partial or total loss of the investment. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/
FactsheetUSOpenAberdeenGlobalSelectOpportunitiesFundInc. for the current percentage of the Fund invested in emerging market securities.

•  Small and Medium-Sized Company Risks: Stocks of small and medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms–meaning they may trade at prices that reflect incomplete or inaccurate information. Small companies may have a shorter history of operations, less access to financing, and a less diversified product line–making them more susceptible to pressures and more likely to have a volatile stock price. During some periods, stocks of small and medium-sized companies, as an asset class, have underperformed the stocks of larger companies.

•  Active Trading Risk: The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

•  Custody/Sub-Custody Risk: The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability. In addition, the inability of the Fund to make its intended securities purchases due to settlement issues with the custodian/sub-custodian could cause the Fund to miss attractive investment opportunities.

•  Redemption Risk: The Fund may need to sell its portfolio holdings in order to meet shareholder redemption requests. In selling its holdings to meet redemption requests, the Fund could experience a loss if the redemption requests are unusually large or frequent, occur in times of overall market turmoil, or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit

02  Aberdeen Global Select Opportunities Fund Inc.: Summary Prospectus as of March 1, 2013, as amended and restated on June 21, 2013

Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You could lose money investing in the Fund.

Further information about the Fund's strategies and risks is provided in the section, Fund Strategies and Risks.

Performance

Effective May 22, 2013, Aberdeen Asset Management Inc. and Aberdeen Asset Managers Limited were appointed as investment adviser and subadviser, respectively, to the Fund. The returns for the Fund prior to May 22, 2013 reflect the performance of a portfolio management team from Artio Global Management LLC, the previous investment adviser.

The Calendar Year Total Returns Chart below demonstrates the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table demonstrates these risks by showing how the Fund's annual returns of Class A shares compare to the performance of a broad-based market index over various periods of time. On July 1, 2004, the Fund (then known as the Artio Select Opportunities Fund Inc.) converted from a closed-end, non-diversified investment company to an open-end, diversified investment company and changed its name, investment goal, investment strategy and investment adviser. The returns shown below do not include returns of the Fund prior to July 1, 2004. The Fund's average annual return figures for the one-year, five-year and ten-year/since inception periods are net of applicable fee waivers and/or certain expense offset arrangements. The Fund's average annual return figures without fee waivers and expense offset arrangements would have been lower. You cannot invest directly in an index. Unlike a mutual fund, an index does not incur expenses. If expenses were deducted, actual returns of the index would be lower. Returns (before and after taxes) are based on past results and are not an indication of future performance. Returns for Class I shares will differ to the extent that Class I has lower expenses. Updated performance information is available at the Fund's website: www.aberdeen-asset.us/GlobalSelectOpportunities.

Calendar Year Total Return for Class A Shares
Global Select Opportunities Fund–Class A

Highest quarterly return: 20.88% (for the quarter ended June 30, 2009)
Lowest quarterly return: -21.95% (for the quarter ended September 30, 2011)

Average Annual Total Returns (for the periods ended December 31, 2012)

For the periods ended December 31, 2012	Past 1 Year	Past 5 Years	Past 10 Years/ Since Inception
Class A (inception date: 7/01/04))–Return Before Taxes	9.06%	-3.83%	4.39%
Class A–Return After Taxes on Distributions	8.92%	-3.96%	3.37%
Class A–Return After Taxes on Distributions and Sale of Fund Shares	6.09%	-3.24%	2.97%
Class I (inception date: 3/14/05)– Return Before Taxes	9.31%	-3.55%	2.66%
MSCI All Country World Index	16.13%	-1.16%	5.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the respective periods, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how each Fund will perform in the future.

Investment Adviser

Effective May 22, 2013, Aberdeen Asset Management Inc. (the "Adviser") serves as the Fund's investment adviser. The Adviser has selected Aberdeen Asset Managers Limited as subadviser to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Stephen Docherty	Head of Global Equities	2013
Bruce Stout	Senior Investment Manager	2013
Andrew McMenigall	Senior Investment Manager	2013
Jamie Cumming, CFA®	Senior Investment Manager	2013
Samantha Fitzpatrick, CFA®	Senior Investment Manager	2013

  Aberdeen Global Select Opportunities Fund Inc: Summary Prospectus as of March 1, 2013, as amended and restated on June 21, 2013  03

Purchase and Sale of Fund Shares

Class A

To open an account Additional investment	$1,000 $1,000
To open an IRA account Additional investment	$100 No Minimum
Tax deferred retirement plan other than an IRA Additional investment	$100 No Minimum

Class I

To open an account Additional investment	$1,000,000 No Minimum
To open an IRA account Additional investment	$1,000,000 No Minimum
Tax deferred retirement plan other than an IRA Additional investment	$1,000,000 No Minimum

You may purchase or redeem Fund shares on any day the New York Stock Exchange is open.

Fund shares may be purchased through a broker or other financial intermediary that has a selling or service relationship with the Fund's distributor, Aberdeen Fund Distributors LLC, who is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. At the Fund's discretion, certain related accounts may be aggregated for purposes of meeting the initial minimum investment requirement or the minimums may be waived.

Fund shares may be redeemed (sold) by contacting your broker or financial intermediary, by calling (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central Time) or by writing to Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. If you request that the money from your redemption be sent by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

04  Aberdeen Global Select Opportunities Fund Inc.: Summary Prospectus as of March 1, 2013, as amended and restated on June 21, 2013

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